CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                                  EXHIBIT 32.2

     In connection with the Quarterly Report of Mountains West Exploration, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report").

     I, Douglas Stukel, Treasurer and principal financial officer of the Company, certify, pursuant to 18 USC Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief.

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 20, 2006


                                             /s/ Douglas Stukel
                                             -----------------------------------
                                             Douglas Stukel, Treasurer
                                             (principal financial officer)